UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-33726

Date of Report: November 2, 2010

ADVANCED BATTERY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-2497491
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 West 39th Street, Suite 14A, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-391-2752
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02                      Non-Reliance on Previously Issued Financial Statements

On November 2, 2010 the Registrant’s Chief Financial Officer, pursuant to authority from the Board of Directors, concluded that the following financial statements should not be relied upon:

●	the financial statements of the Registrant for the year ended December 31, 2008 included in its Annual Report on Form 10-K for the years ended December 31, 2009 and 2008; and
●	the financial statements included by the Registrant in its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, March 31, 2009, June 30, 2009 and September 30, 2009.

The determination was based on her conclusion that the Registrant had failed to properly account for the value of common stock purchase warrants issued by the Registrant in August 2008 and June 2009.  The Chief Financial Officer has discussed this determination with the Registrant’s independent accountant.

The Registrant will amend its filings to correct the error.  The effect of the amendments included in those filings will be to:

●	add to the balance sheets a long-term liability titled “Warrant Liability,” the balance of which will be a reduction in Stockholders Equity; and
●	add to Other Income/Expenses on the Statements of Operations an item titled “Change in Fair Value of Warrants,” the amount of which will increase or decrease Net Income.

The following are Management’s current estimates of the Warrant Liability and Change in Fair Value of Warrants that will be recorded.  The estimates may be adjusted in the amended filings as a result of further review.

Warrant Liability, as of
December 31, 2008	$3,429,992

September 30, 2008	$3,996,564
March 31, 2009	$2,965,306
June 30, 2009	$17,455,917
September 30, 2009	$17,185,974

Change in Fair Value of Warrants
Year Ended December 31, 2008	$4,090,812

Three Months Ended September 30, 2008	$3,524,241
Three Months Ended March 31, 2009	$464,686
Three Months Ended June 30, 2009	$(4,976,178)
Three Months Ended September 30, 2009	$269,943

The Registrant’s Chief Financial Officer has also determined that the Registrant improperly accounted for $1.2 million in undisclosed liabilities of Wuxi Angell Autocycle Co., Ltd., which it acquired on May 4, 2009.  The liabilities were recorded as general and administrative expenses in the Registrant’s financial statements.  They should, instead, have been recorded as a reduction to the Gain on Bargain Purchase that the Registrant reported as a result of the acquisition.

The Registrant’s financial statements included in its Quarterly Reports for the periods ended June 30, 2009 and September 30, 2009 and in its Annual Report on Form 10-K for the year ended December 31, 2009 will be amended to correct the error with respect to the Wuxi Angell liabilities.  The following are Management’s current estimates of the changes that will result.  The estimates may be adjusted in the amended filings as a result of further review.

	Reported	Amended
Form 10-Q June 30, 2009

Deferred Tax Liability	$3,468,262	$3,025,847
Retained Earnings	42,983,451	43,425,866

Selling, General & Administrative - 6 months	$4,636,398	$3,436,398
Operating Income - 6 months	6,522,661	7,722,661
Gain on Bargain Purchase	9,909,320	8,645,276
Net Income - 6 months	11,590,401	12,032,816

Form 10-Q September 30, 2009
Deferred Tax Liability	$3,468,262	$3,025,847
Retained Earnings	47,799,528	48,241,943

Selling, General & Administrative	$6,900,571	$5,700,571
Operating Income	11,766,773	12,966,773
Gain on Bargain Purchase	9,909,320	8,645,276
Net Income - 9 months	16,406,478	16,848,893

Form 10-K December 31, 2009
Deferred Tax Liability	$3,468,262	$3,025,847
Retained Earnings	52,752,687	53,195,102

Selling, General & Administrative	$11,154,217	$9,954,212
Operating Income	16,889,933	18,089,933
Gain on Bargain Purchase	9,909,320	8,645,276
Net Income	21,359,637	21,802,052

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.

Dated: November 8, 2010	By:/s/ Fu Zhiguo
Fu Zhiguo, Chief Executive Officer